ALLIED FIRST BANCORP, INC.
                                387 Shuman Blvd.
                                   Suite 120W
                           Naperville, Illinois 60563
                                 (630) 778-7700


Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Allied First Bancorp, Inc., you are cordially invited to attend Allied First Bancorp's first Annual Meeting of Stockholders. The meeting will be held at 8:30 a.m., Naperville, Illinois time, on Thursday, October 17, 2002, at Allied First Bank, located at 387 Shuman Blvd., Naperville, Illinois.

     An important aspect of the meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (1) the election of two directors of Allied First Bancorp and (2) the ratification of the appointment of Crowe, Chizek and Company, LLP as Allied First Bancorp's auditors. In addition, the meeting will include management's report to you on our 2002 financial and operating performance.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save Allied First Bancorp additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Your Board of Directors and management are committed to the success of Allied First Bancorp and the enhancement of the value of your investment. Thank you for your confidence and support.

                                Very truly yours,


                               /s/ Kenneth L. Bertrand
                               -------------------------------------
                               Kenneth L. Bertrand
                               President and Chief Executive Officer


September 19, 2002
Naperville, Illinois

                           ALLIED FIRST BANCORP, INC.
                                387 Shuman Blvd.
                                   Suite 120W
                           Naperville, Illinois 60563
                                 (630) 778-7700
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2002
                               -------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Allied First Bancorp, Inc. will be held as follows:

TIME......................................8:30 a.m. Naperville, Illinois time

DATE......................................Thursday, October 17, 2002

PLACE.....................................387 Shuman Blvd., Naperville, Illinois

ITEMS OF BUSINESS.........................(1) To elect two directors, each for a term of three years.

                                          (2)  To  ratify   the  appointment  of
                                          Crowe,  Chizek  and  Company  LLP   as
                                          Allied  First   Bancorp's  independent
                                          auditors for  the fiscal  year  ending
                                          June 30, 2003.

                                          (3)  To  transact  any  other business
                                          that  may  properly  come  before  the
                                          meeting   and   any   adjournment   or
                                          postponement of the meeting.

RECORD DATE...............................Holders of record  of the Allied First
                                          Bancorp's common stock at the close of
                                          business on  September 4, 2002 will be
                                          entitled to vote at the meeting or any
                                          adjournment of the meeting.

ANNUAL REPORT.............................Allied First  Bancorp's Annual  Report
                                          to Stockholders  is being  mailed with
                                          this proxy statement.

PROXY VOTING..............................It is  important  that your  shares be represented  and voted at the meeting.
                                          You can vote your shares by completing
                                          and   returning   the  enclosed  proxy
                                          card.  Regardless  of  the  number  of
                                          shares  you  own,  your  vote  is very
                                          important. Please act today.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ Kenneth L. Bertrand
                                           -------------------------------------
                                           Kenneth L. Bertrand
                                           President and Chief Executive Officer


Naperville, Illinois
September 19, 2002

                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 120W
                           Naperville, Illinois 76021
                                 (630) 778-7700

                               -------------------
                                 PROXY STATEMENT
                               -------------------





                                  ANNUAL MEETING OF STOCKHOLDERS OCTOBER 17, 2002

TABLE OF CONTENTS                                                                                         PAGE

INTRODUCTION.................................................................................................1
INFORMATION ABOUT THE ANNUAL  MEETING........................................................................2
What is the purpose of the annual meeting?...................................................................2
Who is entitled to vote?.....................................................................................2
What if my shares are held in "street name" by a broker?.....................................................2
How many shares must be present to hold the meeting?.........................................................2
What if a quorum is not present at the meeting?..............................................................3
How do I vote?...............................................................................................3
Can I change my vote after I submit my proxy?................................................................3
How does the Board of Directors recommend I vote on the proposals?...........................................3
What if I do not specify how my shares are to be voted?......................................................4
Will any other business be conducted at the meeting?.........................................................4
How many votes are required to elect the director nominees?..................................................4
What happens if a nominee is unable to stand for election?...................................................4
How many votes are required to ratify the appointment of Allied First Bancorp's independent auditors?........................................................................................4
How will abstentions be treated?.............................................................................5
How will broker non-votes be treated?........................................................................5
STOCK OWNERSHIP..............................................................................................6
Stock Ownership of Significant Stockholders, Directors and Executive Officers................................6
PROPOSAL 1 - ELECTION OF DIRECTORS...........................................................................7
General......................................................................................................7
Nominees.....................................................................................................7
Board of Directors' Meetings and Committees..................................................................8
Directors' Compensation.....................................................................................10
Executive Compensation......................................................................................10
Summary Compensation Table..................................................................................10
Employment Agreement........................................................................................11






Benefits....................................................................................................11
Report of the Audit Committee of the Board of Directors.....................................................12
Loans and Other Transactions with Officers and Directors....................................................12
PROPOSAL 2 -- AUDITORS......................................................................................13
OTHER MATTERS...............................................................................................14
ADDITIONAL INFORMATION......................................................................................14
Proxy Solicitation Costs....................................................................................14
Stockholder Proposals for 2003 Annual Meeting...............................................................14


                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 120W
                           Naperville, Illinois 76021
                                 (630) 778-7700

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                                  INTRODUCTION
                                  ------------

     The Board of Directors of Allied First Bancorp, Inc. is using this proxy statement to solicit proxies from the holders of the Allied First Bancorp's common stock for use at Allied First Bancorp's upcoming Annual Meeting of Stockholders. The meeting will be held on Thursday, October 17, 2002 at 8:30 a.m., Naperville, Illinois time, at Allied First Bank, located at 387 Shuman Blvd., Naperville, Illinois. At the meeting, stockholders will be asked to vote on two proposals: (1) the election of two directors of Allied First Bancorp, each to serve for a term of three years; and (2) the ratification of the appointment of Crowe, Chizek and Company LLP as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2003. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented. Some of the information in this proxy statement relates to Allied First Bank, a wholly owned subsidiary of Allied First Bancorp.

     By submitting your proxy, you authorize Allied First Bancorp's Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions. The Board also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

     Allied First Bancorp's Annual Report to Stockholders for the fiscal year ended June 30, 2002, which includes Allied First Bancorp's annual financial statements, is being mailed with this proxy statement. Although the Annual Report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

     This proxy statement and the accompanying materials are being mailed to stockholders on or about September 19, 2002.

     Your vote is important. Whether or not you plan to attend the meeting, please submit your proxy promptly in the enclosed envelope.

                      INFORMATION ABOUT THE ANNUAL MEETING
                      ------------------------------------

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will be asked to vote on the following proposals:

          Proposal 1. Election of two directors of Allied First Bancorp, each for a term of three years; and

          Proposal 2. Ratification of the appointment of Crowe, Chizek and Company LLP as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2003.

     The stockholders also will act on any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to your questions.

Who is entitled to vote?

     The record date for the meeting is September 4, 2002. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The only class of stock entitled to be voted at the meeting is Allied First Bancorp's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 608,350 shares of common stock outstanding.

What if my shares are held in "street name" by a broker?

     If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, your shares will be treated as "broker non-votes." Proposals 1 and 2 are both expected to be considered "discretionary" items.

How many shares must be present to hold the meeting?

     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

     If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

     YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

     YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. Note, however, that if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the holder of your shares indicating that you were the beneficial owner of those shares on September 4, 2002, the record date for voting at the meeting. You are encouraged to vote by proxy prior to the meeting even if you plan to attend the meeting.

Can I change my vote after I submit my proxy?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

          o signing another proxy with a later date;

          o giving written notice of the revocation of your proxy to the Secretary of Allied First Bancorp prior to the annual meeting; or

          o voting in person at the annual meeting. Your proxy will not be automatically revoked by your mere attendance at the meeting; you must actually vote at the meeting to revoke a prior proxy.

How does the Board of Directors recommend I vote on the proposals?

     Your Board recommends that you vote:

          o FOR election of the two nominees to the Board of Directors; and

          o FOR ratification of the appointment of Crowe, Chizek and Company LLP as Allied First Bancorp's independent auditors.

What if I do not specify how my shares are to be voted?

     If  you  submit  an  executed   proxy  but  do  not   indicate  any  voting
instructions, your shares will be voted:

          o FOR election of the two nominees to the Board of Directors; and

          o FOR ratification of the appointment of Crowe, Chizek and Company LLP as Allied First Bancorp's independent auditors.

Will any other business be conducted at the meeting?

     The Board of Directors knows of no other business that will be presented at the meeting. If, however, any other proposal properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

How many votes are required to elect the director nominees?

     The affirmative vote of a plurality of the votes cast at the meeting is required to elect the two nominees as directors. This means that the two nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No persons have been nominated for election other than the two nominees named in this proxy statement. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

     If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

How many votes are required to ratify the appointment of Allied First Bancorp's independent auditors?

     The ratification of the appointment of Crowe, Chizek and Company LLP as Allied First Bancorp's independent auditors requires the affirmative vote of a majority of the votes cast on the matter.

How will abstentions be treated?

     If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2, the ratification of the appointment of Crowe, Chizek and Company LLP as Allied First Bancorp's independent auditors, your shares will not be included in the number of shares voting on the proposal and, consequently, your abstention will have no effect on the proposal.

How will broker non-votes be treated?

     Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast. Consequently, broker non-votes will have no effect on Proposal 1 or Proposal 2. If, as expected, Proposals 1 and 2 are considered "discretionary items," there will be no broker non-votes on these proposals.

                                 STOCK OWNERSHIP
                                 ---------------

Stock Ownership of Significant Stockholders, Directors and Executive Officers

     The following table shows, as of September 4, 2002, the beneficial ownership of Allied First Bancorp's common stock by:

          o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Allied First Bancorp common stock;

          o each director and director nominee of Allied First Bancorp;

          o each officer of Allied First Bancorp and Allied First Bank named in the "Summary Compensation Table" appearing below; and

          o all of the executive officers and directors of Allied First Bancorp and Allied First Bank as a group.

     The address of each of the beneficial owners, except where otherwise indicated, is the same address as Allied First Bancorp's. As of September 4, 2002, there were 608,350 shares of Allied First Bancorp common stock issued and outstanding.




                       Beneficial Owner                             Shares Beneficially Owned       Percent of Class
                       ----------------                             -------------------------       ----------------
Five Percent Beneficial Owners
------------------------------
John R. Brick 1990 Revocable Trust                                           41,000                      6.73%
1400 Abbott Road
East Lansing, Michigan 48823(1)
Named Officers and Directors
----------------------------
Kenneth L. Bertrand, President, Chief Executive Officer                      33,794                      5.56%
and Director
John G. Maxwell Jr., Chairman of the Board                                   30,000                      4.93%
William G. McKeown, Director                                                    500                      0.08%
Brien J. Nagle, Director                                                      2,500                      0.41%
Paul F. Renneisen, Director                                                   5,000                      0.82%
Frank K. Voris, Director                                                      5,000                      0.82%
All directors and executive officers as a group (9 persons)                  85,681                     14.08%

---------------

(1) The above information is as reported in a Schedule 13-D filed January 10, 2002, by the John R. Brick 1990 Revocable Trust. The Trust reported shared voting and dispositive power with Mr. Brick's spouse's personal trust with respect to 15,000 shares. The Trust has sole voting and dispositive power with respect to the remaining shares.


                       PROPOSAL 1 - ELECTION OF DIRECTORS
                       ----------------------------------

General

     Allied First Bancorp's Board of Directors consists of six directors divided into three classes. Directors in each class are elected to serve for three-year terms that expire in successive years. The term of one of the classes of Allied First Bancorp's directors will expire at the annual meeting.

Nominees

     Allied First Bancorp has nominated William G. McKeown and Kenneth L. Bertrand for election as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2005. Each nominee currently serves as a director of Allied First Bancorp and Allied First Bank. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

     The affirmative vote of a plurality of the votes cast at the meeting is required to elect the two nominees as directors. Your Board of Directors recommends that you vote "FOR" the election of each of the nominees.

     The following table sets forth, with respect to each nominee and each continuing director, his or her name and age, the year in which he or she first became a director of Allied First Bank, and his or her principal occupation and business experience during the past five years. Each director has served as a director of Allied First Bancorp since its formation in 2001.



                                                   Positions Held With        Director      Term
               Name                Age (1)         Allied First Bancorp       Since(2)     Expires
-----------------------------      -------    ---------------------------  --------------  -------
                                              NOMINEES
                                              --------
William G. McKeown                    54      Director                          1994        2005
Kenneth L. Bertrand                   45      President, Chief Executive        1996        2005
                                              Officer and Director

                                        CONTINUING DIRECTORS
                                        --------------------
Frank K. Voris                        62      Director                          2001        2003
Brien J. Nagle                        52      Director                          2001        2003
John G. Maxwell, Jr.                  57      Chairman of the Board and         1994        2004
                                              Director
Paul F. Renneisen                     48      Director                          1994        2004

-------------------------

(1)  As of June 30, 2002.
(2) Excepting Messrs. Nagle and Voris, includes time as a director of Allied Pilots Association Federal Credit Union, the predecessor to Allied First Bank.


     The business experience of each director for at least the past five years is set forth below.

     Kenneth L. Bertrand. Mr. Bertrand has served as President and Chief Executive Officer of Allied First Bank and its predecessor Allied Pilots Association Federal Credit Union since its founding in 1994. Prior to joining the credit union, he served as Vice President and Chief Operating Officer of Zenith Federal Credit Union and served in various capacities during his 12 year tenure. He is a certified public accountant in the State of Illinois.

     William G. McKeown. Mr. McKeown has been employed as a pilot with American Airlines since 1985.

     Frank K. Voris. Mr. Voris served as an Executive Vice President and the Chief Operating Officer of Merchants National Bank of Aurora, located in Aurora, Illinois, from 1985 until 2000 when the bank was acquired by Old Kent Financial, Inc.

     Brien J. Nagle. Mr. Nagle has been a partner is the law firm of Nagle & Higgins, P.C., located in Naperville, Illinois, since 1992. Mr. Nagle served as a Director of Old Kent Bank located in Elmhurst, Illinois from 1988 to 1998.

     John G. Maxwell, Jr. Mr. Maxwell has been employed as a pilot with American Airlines since 1987.

     Paul F. Renneisen. Mr. Renneisen has been employed as a pilot with American Airlines since 1985. He is a certified public accountant in the State of Florida.

Board of Directors Meetings and Committees

     Board and Committee Meetings of Allied First Bancorp.

     Allied First Bancorp currently has standing Audit and Executive Committees. Allied First Bancorp does not have a standing Nominating Committee; rather, the Executive Committee performs this function.

     The Audit Committee is comprised of Messrs. Renneisen, McKeown and Voris. The Audit Committee meets semi-annually or more frequently as needed. The committee recommends the independent auditors and reviews the audit report prepared by the independent auditors. This committee met twice in fiscal 2002.

     The Executive Committee is comprised of Messrs. Maxwell, Bertrand and Voris with Mr. Maxwell serving as chairman. The committee meets on an as needed basis. The committee is generally authorized to oversee management or special projects on behalf of the full board of directors. The Executive Committee did not meet in fiscal 2002.

     The Executive Committee performs the functions of a nominating committee for purposes of selecting nominees for election to the Board. The Executive Committee generally meets once per year to make nominations. While the Executive Committee will consider nominees recommended by stockholders, the Executive Committee has not actively solicited such nominations.

     Board and Committee Meetings of Allied First Bank. Allied First Bank's board of directors meets monthly. During the fiscal year ended June 30, 2002, the board of directors of the Company held 12 meetings. No director attended fewer than 75% of the total meetings of the board of directors and committees on which such board member served during this period.

     Allied First Bank currently has standing Audit, Loan, Compensation and Executive Committees. We do not have a standing Nominating Committee; rather, the Executive Committee performs this function.

     The Audit Committee is comprised of Messrs. Renneisen, McKeown and Voris. The Audit Committee meets semi-annually or more frequently as needed. This committee oversees the audit and loan review activities of Allied First Bank. The committee recommends the independent auditors and reviews the audit report prepared by the independent auditors. This committee met twice in fiscal 2002.

     The Loan Committee consists of the entire Board of Directors and oversees all loan activities. The committee approves all loans that exceed management's loan authority, periodically reviews loans within the officer's loan authority and reviews all past due loans on a monthly basis. This committee meets monthly or more frequently as needed. This committee met ten times in fiscal 2002, once every month since Allied First Bank was formed.

     The Executive Committee is comprised of Messrs. Maxwell, Bertrand and Voris with Mr. Maxwell serving as chairman. The committee meets on an as needed basis. The committee is generally authorized to oversee management or special projects on behalf of the full board of directors. The Executive Committee did not meet in fiscal 2002.

     The Executive Committee performs the functions of a nominating committee for purposes of selecting nominees for election to the Board. The Executive Committee generally meets once per year to make nominations. While the Executive Committee will consider nominees recommended by stockholders, the Executive Committee has not actively solicited such nominations.

     Pursuant to Allied First Bancorp's bylaws, nominations for election as directors by stockholders at an annual meeting must be made in writing and delivered to Allied First Bancorp's Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting date. If, however, the date of an annual meeting is advanced by more than 30 days or delayed by more than 60 days from the preceding year's annual meeting date, then nominations must be received by Allied First Bancorp no earlier than the 120th day prior to the meeting and no later than the 90th day prior to the meeting or the tenth day following the day on which notice of the date of meeting was mailed or public announcement of the date of the meeting was first made.

     The Compensation Committee is composed of Messrs. McKeown, Nagle, Voris and Maxwell. The committee makes recommendations on employee compensation. This committee will meet at least semi-annually. The Compensation Committee met three times in fiscal 2002.

Directors' Compensation

     The members of Allied First Bancorp's and Allied First Bank's boards of directors do not receive any compensation for their services.

Executive Compensation

     The following table sets forth a summary of information concerning the compensation paid by Allied First Bank, including amounts deferred to future periods, for services rendered in all capacities during the year ended June 30, 2002 to the President and Chief Executive Officer of Allied First Bank. No other officer of Allied First Bank received salary and bonus exceeding $100,000.






                                                   Summary Compensation Table
                                                   --------------------------

                                                                                     Long Term
                                               Annual Compensation              Compensation Awards
                                   ------------------------------------------   --------------------

                                                                     Other      Restricted
                                                                    Annual         Stock
                                   Fiscal                        Compensation      Award     Options     All Other
     Name and Principal Position    Year     Salary     Bonus       ($)(1)         ($)(2)     (#)(2)   Compensation
     ---------------------------   ------   --------   -------   ------------   ----------   -------   ------------
Kenneth L. Bertrand                 2002    $129,500   $19,280        ---           ---        ---      $25,471(3)
President and Chief Executive       2001    $115,000   $13,320        ---           ---        ---       25,201(4)
Officer

-------------

(1) This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individual's salary and bonus.
(2) Allied First Bancorp, Inc. does not have any stock option or restricted stock plans.
(3) Amount represents contributions under Allied First Bank's pension plan in the amount of $11,967 , a 401(k) plan contribution of $5,504 and a contribution of $8,000 under a non-qualified deferred compensation plan for the fiscal year ended June 30, 2002.
(4) Amount represents contributions under Allied First Bank's pension plan in the amount of $13,302, a 401(k) plan contribution of $4,399 and a contribution of $7,500 under a non-qualified deferred compensation plan and for fiscal year ended June 30, 2001.


Employment Agreement

     Employment Agreement for Kenneth L. Bertrand. Mr. Bertrand has an employment agreement with Allied First Bank for a term ending on December 31, 2004. Mr. Bertrand's base salary under the agreement is $140,000, and the agreement also provides for equitable participation by Mr. Bertrand in Allied First Bank's employee benefit plans. The agreement may be terminated by mutual agreement of the parties. In addition, Mr. Bertrand is eligible for an annual bonus of up to 15% of his salary. Mr. Bertrand's agreement also contains a deferred compensation provision whereby Allied First Bancorp will establish an annual book reserve in the amount of $8,500 for the benefit of Mr. Bertrand. This amount will be invested at the discretion of the Board of Directors of Allied First Bancorp. Mr. Bertrand will generally receive the total amount of the deferred compensation upon attaining age 65, unless his termination occurs as a result of his death or disability.

Benefits

     General. Allied First Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, subject to deductibles and copayments by employees.

     401(k) Plan. Allied First Bank provides its employees a qualified, tax-exempt pension plan with a "cash-or-deferred arrangement" qualifying under
Section 401(k) of the Internal Revenue Code. Employees who have attained age 18 and who have completed one year of employment, during, which they worked at least 1,000 hours, are eligible to participate in the 401(k) Plan as of the first day of the month following their eligible date. Eligible employee are permitted to contribute up to 10% of their compensation to the 401(k) Plan on a pre-tax basis, up to a maximum of $10,500. The Allied First Bank matches 50% of each participant's salary reduction contribution to the 401(k) Plan. Participants in the 401(k) Plan may use the funds to purchase the stock of Allied First Bancorp, Inc.

     Participants contribution to the 401(k) Plan are fully and immediately vested, whereas contributions by Allied First Bank vest over a five year period. Withdrawals are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reasons of proven financial hardship. With certain limitation, participants may make withdrawals from their accounts while actively employed. Upon termination of employment, the participant's accounts will be distributed, unless he or she elects to defer the payment.

     The 401(k) Plan may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries.

     Pension Plan. Allied First Bank previously made available to all full-time employees who had attained the age of 18 and completed at least one year of service with the institution, a defined contribution pension plan. Allied First Bank contributed up to 15% of the employee's compensation to the plan, and such contributions vested over a five year period. The pension plan provided for monthly payments to or on behalf of each covered employee upon the employee's retirement at age 65. The pension plan was terminated and combined with the 401(k) Plan on October 1, 2001.

     Staff Bonus Plan. Allied First Bank maintains a bonus plan for vice presidents and above. They are eligible for a bonus up to 5% of their salary, excluding Mr. Bertrand. All other employees are eligible for such bonuses as are granted by the board of directors.

Report of the Audit Committee of the Board of Directors

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     Membership and Role of the Audit Committee. The Audit Committee consists of the following members of the Company's board of directors: Messrs. Renneisen, McKeown and Voris. Each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee does not operate under a written charter.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants and internal audit department; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; and (4) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

     Review of the Company's Audited Financial Statements for the Fiscal Year ended June 30, 2002. The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2002 with the Company's management. The Audit Committee has discussed with Crowe, Chizek and Company LLP, Allied First Bancorp's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from Crowe, Chizek and Company LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Crowe, Chizek and Company LLP with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that Allied First Bancorp's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

             Paul F. Renneisen    William G. McKeown     Frank K. Voris

Loans and Other Transactions with Officers and Directors

     Allied First Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. In accordance with the requirements of applicable law, loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans and forgiveness of loans to, and transactions with, directors and executive officers have been approved in the past and will be approved in the future, by at least a majority of the independent, disinterested members of the board. Directors have access to independent counsel at Allied First Bank's expense regarding any such loan or transaction.

     All loans we make to, or transactions with, our directors and executive officers are subject to regulations restricting loans and other transactions with such persons of Allied First Bank. Loans to all directors and executive officers and their associates totaled approximately $126,000 at June 30, 2002, which was 1.25% of our equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2002.

                              PROPOSAL 2 - AUDITORS

     The Board of Directors has renewed Allied First Bancorp's arrangement for Crowe, Chizek and Company, LLP to be its independent auditors for the fiscal year ending June 30, 2003, subject to the ratification of the appointment by stockholders at the annual meeting. A representative of Crowe, Chizek and Company, LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     During the fiscal year ended June 30, 2002, Crowe, Chizek and Company, LLP provided various audit and non-audit services Allied First Bancorp. Set forth below are the aggregate fees billed for these services.

          (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of Allied First Bancorp's fiscal 2002 annual financial statements and review of financial statements $38,000.

          (b) Financial Information Systems Design and Implementation: none.

          (c) Cost Associated with Stock Offering: aggregate fees and expenses billed for professional services related to the stock offering:
          $103,350.

          (d) All other fees: $17,350.

     The Audit Committee of Allied First Bancorp's Board of Directors determined that the provision of services covered by item (c) and (d) above was compatible with maintaining the independence of Crowe, Chizek and Company, LLP.

     The Board of Directors recommends that you vote "FOR" the ratification of the appointment of Crowe, Chizek and Company, LLP as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2003.

                                  OTHER MATTERS
                                  -------------

     The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

                             ADDITIONAL INFORMATION
                             ----------------------

Proxy Solicitation Costs

     Allied First Bancorp will pay the costs of soliciting proxies. Allied First Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Allied First Bancorp's common stock. In addition to solicitation by mail, directors, officers and employees of Allied First Bancorp may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Stockholder Proposals for 2003 Annual Meeting

     If you intend to present a stockholder proposal at the next year's annual meeting, your proposal must be received by Allied First Bancorp at its executive offices, located at 387 Shuman Blvd., Suite 120W, Naperville, Illinois, no later than May 20, 2003 to be eligible for inclusion in Allied First Bancorp's proxy statement and form of proxy for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Allied First Bancorp's articles of incorporation and bylaws and Maryland law.

     To be considered for presentation at the 2003 annual meeting, but not for inclusion in the Allied First Bancorp's proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company no earlier than June 19, 2003 and no later than July 19, 2003. If, however, the date of the next annual meeting is before September 17, 2003 or after December 16, 2003, proposals must instead be received by Allied First Bancorp no earlier than the 120th day prior to the date of the next annual meeting and no later than the 90th day before the meeting or the tenth day after the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made. If a stockholder proposal that is received by Allied First Bancorp after the applicable deadline for presentation at the next annual meeting is raised at that meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Allied First Bancorp's proxy statement for the meeting.

                                REVOCABLE PROXY
                           ALLIED FIRST BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 17, 2002

     The undersigned hereby appoints the Board of Directors of Allied First Bancorp, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at Allied First Bank located at 387 Shuman Blvd., Naperville, Illinois, on October 17, 2002 at 8:30 a.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed (except as marked to the contrary below)

        [ ] FOR         [ ] VOTE WITHHELD       [ ] FOR ALL EXCEPT

                William G. McKeown      AND     Kenneth L. Bertrand

     INSTRUCTION:   To withhold authority  vote for any individual nominee, mark
                    "For All Except" and write that nominee's name in the space provided below.

                      -----------------------------------

II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the fiscal year ending June 30, 2003.

        [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

--------------------------------------------------------------------------------
     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------

                 The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           ALLIED FIRST BANCORP, INC.

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting and a Proxy Statement.



Dated: _____________, 2002      ________________________________________________
                                Signature of Stockholder



                                ________________________________________________
                                Signature of Stockholder


                                Please sign exactly as your name(s) Appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.





--------------------------------------------------------------------------------
        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------